UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2007

Digital Angel Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota		55075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(651) 455-1621

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 7, 2007, Digital Angel Corporation (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2007 and updating its full year 2007 revenue guidance. A copy of the press release was previously furnished with a Form 8-K filed on May 7, 2007.

The Company hosted its first quarter 2007 earnings conference call on May 7, 2007, during which the Company presented information regarding its financial results for the first quarter ended March 31, 2007, together with certain other information. A copy of the transcript of the first quarter 2007 earnings conference call is hereby furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

99.1 Transcript of first quarter 2007 earnings conference call hosted by the Company on May 7, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Angel Corporation

May 11, 2007	By:	/s/ Thomas J. Hoyer

Name: Thomas J. Hoyer
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of Earnings Call Held on May 7, 2007